UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On December 10, 2008, A. Schulman, Inc. (the “Company”) announced a company-wide workforce and business process realignment as part of its ongoing effort to control costs, improve efficiency and realign its resources to serve key growth markets. This restructuring is expected to generate cash cost savings and operating efficiencies through production cutbacks and work force reductions within the Company’s North America Engineered Plastics business and its European operations. A press release detailing the Company’s resource realignment initiatives is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By:	/s/ David C. Minc
David C. Minc Vice President, General Counsel and Secretary

Date: December 11, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 10, 2008.